UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): July 19, 2006



                                 POSEIDIS, INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


 Florida                              0-26329              65-0867538
--------------------------------     -----------     ---------------------------
(State or Other Jurisdiction of      (Commission       (IRS Employer
   Incorporation or Organization)    File Number)           Identification No.)


             222 Lakeview Ave., Suite 160, West Palm Beach, FL 33401
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (305) 428-3757


                                 Not Applicable
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01    Other Events

     As of July 19, 2006, pending the completion of the audit of the Poseidis, Inc. ("we" or the "Company") financial statements and the filing of the Company's Annual Report on Form 10-KSB for the year ended February 28, 2006, the OTC Bulletin Board ("OTCBB") has temporarily ceased quoting the Company's shares on the OTCBB. We expect that the Company's common stock will continue to be quoted through various market makers on the Pink Sheets Electronic Quotation Service published by the National Quotation Bureau under the symbol "PSED". The Pink Sheets is a centralized quotation service that collects and publishes market maker quotations of securities. Quoted stocks on the Pink Sheets are available on www.pinksheets.com and www.OTCquote.com.

     Upon completion of the audit of the Company's financial statements, we intend to promptly file the Company's Annual Report on Form 10-KSB for the year ended February 28, 2006 with the SEC and any other outstanding periodic reports under the Securities Exchange Act of 1934, as amended. Upon such filing, the Company's stock will again be eligible for quotation on the OTCBB.

Safe Harbor for Forward-looking Statements:
     The foregoing contains "forward-looking statements," which are based on management's beliefs, as well as on a number of assumptions concerning future events and information currently available to management. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside Poseidis' control that could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see Poseidis' filings with the Securities and Exchange Commission. Poseidis disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Date:  July 19, 2006
                                 POSEIDIS, INC.
                           -------------------------
                                  (Registrant)



                         By:    /s/ Louis Pardo
                             ----------------------------------------
                             Louis Pardo
                             Chief Executive Officer and President